UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

December 31, 2020

Date of Report (Date of Earliest event reported)

Crucial Innovations Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-229638	98-1446012
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3773 Howard Hughes Parkway, Suite 500S, Las Vegas, NV 89169
(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 533-8372

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (/Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On December 31, 2020, Crucial Innovations Corp., a Nevada corporation (the “Company”) entered into a definitive Equity Purchase Agreement (the “Agreement”) with Mercantile Global Holdings, Inc., a Delaware corporation (“MGH”). Pursuant to the terms of the Agreement, the Company will acquire from MGH all of the issued and outstanding shares of capital stock of Mercantile Bank International Corp., a Puerto Rico corporation (“MBI”), in exchange for consideration including (i) 27,5445,452 restricted shares of Company’s common stock, $0.0001 par value, to be delivered to MGH by certain of the Company’s shareholders, which will represent Eighty-five percent (85%) of all issued and outstanding shares of Company common stock at the time of the closing of the transaction; and (ii) $500,000 payable at the closing of the transaction. Following the closing of the transaction, MBI will operate as a wholly owned subsidiary of the Company. The closing of the transaction is subject to approval by relevant governmental and regulatory authorities, including, but not limited to, the Office of the Commissioner of Financial Institutions of the Commonwealth of Puerto Rico, as well as MBI’s Board of Directors, and the Board of Directors, shareholders, and creditors of MGH. Coincident with the closing of the transaction, the Company’s existing officers and directors will resign and J. Robert Collins, Jr., Chairman of the Board of the Board and Chief Executive Officer of MGH and Chairman of the Board of MBI, will be elected as Chairman of the Board and Chief Executive Officer of the Company.

The amount of the consideration given for the acquisition of the shares of capital stock of MBI was determined pursuant to arm’s length negotiations between the parties. The summary of the Agreement set forth above does not purport to be a complete statement of the terms of the Agreement. The summary is qualified in its entirety by reference to the full text of the Agreement which is being filed with this Current Report on Form 8-K (this “Report”) as Exhibit 2.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Shell company transactions. Not applicable.

(d)	Exhibits

Exhibit Number	Description	Location
2.1	Equity Purchase Agreement dated December 31, 2020 by and between Crucial Innovations Corp., a Nevada corporation and Mercantile Global Holdings, Inc., a Delaware corporation.	Provided herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CRUCIAL INNOVATIONS CORP.

Date: January 4, 2021	By:	/s/ Laura De Leon Castro
	Name:	Laura De Leon Castro
	Title:	Chief Executive Officer

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